UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2005

CNL Income Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	20-0183627
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

450 South Orange Ave.
Orlando, Florida	32801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

See the disclosure under Items 2.01 and 2.03 of this report on Form 8-K, which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

Property Acquisition

On February 14, 2005, we amended and restated our partnership interest purchase agreement (the “Agreement”) with Dallas Market Center Company, Ltd. (“DMC”), a Dallas company affiliated with Crow Holdings. Pursuant to the terms of the Agreement, the parties formed a Delaware limited partnership, CNL Dallas Market Center, L.P. (the “DMC Partnership”), to acquire the Dallas Market Center from DMC in two tranches. Other than through the DMC Partnership, there is no material relationship between the parties. The Agreement was previously filed as Exhibit 2.4 to Post-Effective Amendment No. One to our Registration Statement on Form S-11 (file no. 333-108355) filed March 3, 2005 and incorporated herein by reference.

The acquisition of the first tranche was completed on February 14, 2005 and included the World Trade Center, Dallas Trade Mart and Market Hall buildings as well as leases for the underlying land; limited use rights to the Apparel Mart (which resides on the Dallas Market Center campus); and related parking facilities on the property. Additional funding for the first tranche occurred on March 11, 2005.

On May 25, 2005, the acquisition of the second tranche was completed in accordance with the Agreement which set forth the terms for the purchase and sale for the International Floral and Gift Center (the “IFGC”). The International Floral and Gift Center houses permanent showrooms for floral products, holiday decorative products and related accessories. The IFGC serves as the headquarters for the American Floral Industry Association, and is home to two annual floral shows, holiday expo and silk. We contributed approximately $11.2 million, excluding transaction costs, to the DMC Partnership in connection with the acquisition.

The following is a description of the IFGC property acquired on May 25, 2005:

Property location and description	Description of real estate acquired	Purchase price (1)	Leasable square feet
Dallas Market Center - Texas Dallas Market Center is the world’s largest wholesale merchandise mart according to Guinness World Records. It showcases home furnishings, gifts, decorative accessories, lighting, floral, apparel and accessories. The market center hosts more than 50 wholesale markets, or tradeshows, each year.	Approximately 440,000 square feet of wholesale merchandising and exhibition space consisting of the IFGC, as well as long-term ground leases for the underlying land.	$14.0 million	440,000

FOOTNOTES:

(1)	The amount represents the total purchase price paid by the DMC Partnership for the IFGC. Our share of the total consideration contributed to the DMC Partnership for the second tranche of the acquisition was approximately $11.2 million. The remaining $2.8 million represents the approximate value assigned to DMC’s interest in the DMC Partnership. The DMC Partnership also assumed a $17.0 million existing mortgage loan in connection with the acquisition of the IFGC. The approximate federal income tax basis of the real estate assets acquired is estimated to be approximately $25.0 million, representing our 80% ownership interest, which will be depreciated on a straight-line basis over the estimated remaining useful lives of the assets acquired.

The DMC Partnership has leased the IFGC to the existing management company, MCMC, under a long-term master lease agreement. MCMC or related predecessor entities have managed the IFGC since its inception. The lease

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is a five-year triple-net lease with five five-year renewals. Rental payments due under the lease are equal to the greater of minimum annual rent of approximately $3.0 million or percentage rent. Pursuant to the lease, percentage rent is equal to certain applicable percentages of various revenue thresholds achieved by MCMC at the IFGC. Management of the DMC Partnership believes that there is no immediate need for repairs on the IFGC. DMC has invested approximately $15.0 million in improvements at the IFGC over the last six years. However, management of the DMC Partnership will continue to evaluate opportunities with MCMC that could result in capital improvements as well as increased minimum annual rent at the IFGC.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 20, 2005, we closed on a $5.0 million revolving line of credit with Branch Banking and Trust. The line will primarily be used for working capital needs, distributions to stockholders and bridge financing on real estate investments. The line of credit is unsecured, bears interest at the 30-day LIBOR plus 2.25% and has a term of two years.

On December 16, 2004, we completed our acquisition of a portfolio of resort village properties through our unconsolidated partnership with Intrawest Corporation. In connection with that acquisition, Intrawest Resort Finance, Inc. provided bridge financing in the principal amount of $45.0 million. On May 20, 2005, the $45.0 million bridge loan was refinanced with loans from Sun Life Assurance Company of Canada made to the subsidiary owners of the partnership in the aggregate principal amount of $46.0 million. The loans bear interest at a fixed rate of 5.75%, requires the subsidiary owners of our unconsolidated partnership with Intrawest Corporation to make monthly principal and interest payments in the aggregate amount of $289,389 (based on a 25 year amortization), matures on May 20, 2015, and may not be prepaid except with payment of a premium.

On May 25, 2005, upon closing the second tranche of the acquisition of the Dallas Market Center, the DMC Partnership became obligated for approximately $17.0 million in existing debt on the IFGC. The IFGC loan bears interest at a fixed rate of 5.45% and requires aggregate monthly principal and interest payments of $110,663. The loan is amortized over 22 years, matures in September 2012 and allows prepayment after August 2006 under certain terms and conditions.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following required financial statements for the property acquisition disclosed under Item 2.01 above were previously filed on April 12, 2005 with Post Effective Amendment No. Two to our Registration Statement on Form S-11 (file no. 333-108355) and are incorporated herein by reference.

DMC Properties:

Report of Independent Auditors

Combined Statement of Revenues and Certain Expenses for the year ended January 31, 2005

Notes to Combined Statement of Revenue and Certain Expenses

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(b) Pro Forma Financial Information

CNL Income Properties, Inc. and Subsidiaries:

Unaudited Pro Forma Consolidated Financial Information	F - 1

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2005	F - 2

Unaudited Pro Forma Consolidated Statement of Operations for the quarter ended March 31, 2005	F - 3

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004	F - 4

Notes to Unaudited Pro Forma Consolidated Financial Statements	F - 5

(c) Exhibits

23.1    Consent of Independent Auditors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2005	CNL INCOME PROPERTIES, INC.

	By:	/s/ R. Byron Carlock, Jr.
	Name:	R. Byron Carlock, Jr.
	Title:	President

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CNL INCOME PROPERTIES, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL INFORMATION

The following Unaudited Pro Forma Consolidated Balance Sheet of CNL Income Properties, Inc. (the “Company”) is presented as if the transactions described in Note (b) had occurred on March 31, 2005.

The Unaudited Pro Forma Consolidated Statements of Operations are presented for the three months ended March 31, 2005 and the year ended December 31, 2004 (the “Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the transactions as if they had occurred on January 1, 2004.

This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or condition if the various events and transactions reflected herein had occurred on the dates or been in effect during the periods indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results or conditions in the future.

CNL INCOME PROPERTIES, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

MARCH 31, 2005

	Historical (a)	Pro Forma Adjustments		Pro Forma
ASSETS
Investment in unconsolidated entities	$110,158,446	$12,104,000	(b)	$122,262,446
Cash	13,752,159	(11,360,000	)(b)	2,392,159
Distributions receivable	1,962,928			1,962,928
Prepaid expenses	221,925			221,925
Deferred offering costs	5,785,540			5,785,540
Other assets	414,812	(336,000	)(b)	78,812

Total Assets	$132,295,810	$408,000		$132,703,810

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$633,516			$633,516
Due to affiliates	18,903,979	408,000	(b)	19,311,979

Total Liabilities	19,537,495	408,000		19,945,495

Stockholders’ equity:
Preferred stock, $.01 par value per share 200 million shares authorized and unissued	—			—
Excess shares, $.01 par value per share 120 million shares authorized and unissued	—			—
Common stock, $.01 par value per share One billion shares authorized at March 31, 2005, 13,220,617 shares issued and outstanding	132,206			132,206
Capital in excess of par value	114,770,598			114,770,598
Accumulated distributions in excess of net income	(2,144,489)			(2,144,489)

	112,758,315			112,758,315

Total Liabilities and Stockholders’ Equity	$132,295,810	$408,000		$132,703,810

See accompanying notes to unaudited pro forma consolidated financial statements

CNL INCOME PROPERTIES, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE QUARTER ENDED MARCH 31, 2005

	Historical (1)	Pro Forma Adjustments		Pro Forma Results
Revenues	$—			$—

Expenses:
General and administrative	533,773			533,773
Asset management fee	313,973	282,986	(4)	596,959

Total expenses	847,746	282,986		1,130,732

Operating loss	(847,746)	(282,986)		(1,130,732)

Other income:
Interest income	186,917	(186,917	)(2)	—
Equity in earnings of unconsolidated entities	1,652,997	1,333,403	(3)	2,986,400

Total other income	1,839,914	1,146,486		2,986,400

Net income	992,168	863,500		1,855,668

Earnings per share of common stock (basic and diluted)	$0.09			$0.15

Weighted average number of shares of common stock outstanding (basic and diluted)	10,775,650		(5)	12,291,580

See accompanying notes to unaudited pro forma consolidated financial statements

CNL INCOME PROPERTIES, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

	Historical (1)	Pro Forma Adjustments		Pro Forma Results
Revenues	$—			$—

Expenses:
General and administrative	1,259,119			1,259,119
Asset management fee	—	1,992,000	(4)	1,992,000
Organization costs	21,351			21,351

Total expenses	1,280,470	1,992,000		3,272,470

Operating loss	(1,280,470)	(1,992,000)		(3,272,470)

Other income:
Interest income	378,741	(378,741	)(2)	—
Equity in earnings of unconsolidated entities	218,466	8,018,803	(3)	8,237,269

Total other income	597,207	7,640,062		8,237,269

Net income (loss)	(683,263)	5,648,062		4,964,799

Earnings (loss) per share of common stock (basic and diluted)	$(0.17)			$0.41

Weighted average number of shares of common stock outstanding (basic and diluted)	4,075,979		(5)	12,217,360

See accompanying notes to unaudited pro forma consolidated financial statements

CNL INCOME PROPERTIES, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet:

(a)	Reflects the Company’s historical balance sheet as of March 31, 2005.

(b)	Represents the Company’s investment in an unconsolidated partnership for approximately $12,104,000. The investment includes approximately $11,360,000 in cash paid at closing, the reclassification of approximately $336,000 of certain acquisition fees and costs to the investment basis that were previously capitalized and owed to affiliates, and the incurrence of additional debt acquisition fees and costs of approximately $408,000 that were allocated to the investment and owed to affiliates. The following is a description of the Company’s investment in the partnership and the related property acquisition completed by the partnership:

On January 14, 2005, the Company announced its intent to form a partnership (the “DMC Partnership”) with Dallas Market Center Company, Ltd. (“DMC”) to acquire, in two phases, interests in certain real estate and related assets at the Dallas Market Center in Dallas, Texas. In the first phase, which occurred on February 14 and March 11, 2005, the DMC Partnership was formed and acquired the Trade Mart, the World Trade Center, Market Hall and surface and garage parking areas at the Dallas Market Center (the “DMC Property”). The DMC Property consists of approximately 4.3 million leaseable square feet of showroom and exhibition space and is leased to Dallas Market Center Operating, L.P., a subsidiary of the existing management company, Market Center Management Company, Ltd., (“MCMC”) which continues to manage the DMC Property. As of March 31, 2005, the Company had invested approximately $61.2 million in the DMC Partnership, excluding transaction costs, for an 80% equity ownership interest which is reflected in the Company’s historical balance sheet as of March 31, 2005.

In phase two of the transaction, which was completed on May 25, 2005, the Company invested an additional $11.2 million in the DMC Partnership, excluding certain transaction costs and fees. Concurrently, the DMC Partnership acquired the International Floral and Gift Center (the “IFGC”) located at the Dallas Market Center. The IFGC consists of approximately 440,000 square feet of wholesale merchandising and exhibition space and is leased to a subsidiary of MCMC which continues to manage the IFGC. The DMC Partnership acquired the IFGC for approximately $30.0 million including the assumption of an existing mortgage loan in the amount of approximately $17.0 million. The Company’s $11.2 million investment represents its 80% equity ownership in the IFGC.

The DMC Partnership was evaluated in accordance with FIN46 and was determined to be a variable interest entity in which the Company is not the primary beneficiary. Accordingly, the Company has accounted for its interest in the DMC Partnership under the equity method of accounting.

CNL INCOME PROPERTIES, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Statements of Operations:

(1)	Represents the Company’s historical operating results for the respective Pro Forma Periods being presented.

(2)	Reflects a reduction in interest income due to the decrease in the amount of cash available to invest in interest bearing accounts after the Company’s purchase of its interest in the properties described in Note (b) above.

(3)	The pro forma adjustment represents the Company’s equity in earnings generated from the DMC Partnership. The DMC Partnership agreement provides for allocations of income, losses and cash flows in varying amounts based on certain factors, including performance. Accordingly, the Company has reflected its equity in earnings of the partnership under the hypothetical liquidation at book value (“HLBV”) method of accounting. Pursuant to the partnership agreement, the Company receives an annual preferred return on its investment. Under the HLBV method, the Company recognizes income in each period equal to the change in its share of assumed proceeds from the liquidation of the underlying unconsolidated entities at depreciated book value.

The following estimated operating results of the properties owned by the DMC Partnership are presented as if the investment had been made as of January 1, 2004:

	Pro Forma Period ended
	March 31, 2005	December 31, 2004
Net rental revenues under triple-net leases	$6,074,500	$24,298,000
Depreciation and amortization	(1,805,196)	(7,220,783)
Interest expense including loan cost amortization of $37,689 and $150,758, respectively	(2,412,026)	(9,648,105)

Pro forma net income	$1,857,278	$7,429,112

Allocation of income (loss) to:
DMC	$(147,423)	$(589,691)

The Company	$2,004,701	$8,018,803
Less: amount recognized in historical results	671,298	—

Net pro form income adjustment	$1,333,403	$8,018,803

CNL INCOME PROPERTIES, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Statements of Operations (Continued):

(4)	Represents asset management fees associated with owning interests in the properties through the unconsolidated partnership. The assets are managed by the Company’s advisor for an annual asset management fee of 1% of the Company’s pro-rata share of the “Real Estate Asset Value” as defined in the Company’s Prospectus dated April 18, 2005.

(5)	Historical earnings per share were calculated based upon the actual weighted average number of shares of common stock outstanding during the respective Pro Forma Periods presented. The pro forma earnings per share were calculated assuming that proceeds from the sale of shares were sufficient to fund the acquisitions and that those shares of common stock were outstanding for the entire Pro Forma Periods presented. The calculation of weighted average shares for the Pro Forma Period ended March 31, 2005 also includes additional shares that were sold during the period in excess of the proceeds required to complete the acquisition described in Note (b) above.